SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

May 14, 2012 (May 10, 2012)

NATIONAL HEALTH INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Maryland	(001-10822)	62-1470956
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Robert Rose Drive, Murfreesboro, TN 37129

 (Address of principal executive offices)

(615) 890-9100

(Registrant's telephone number, including area code)

Not Applicable

(Former name, former address and former fiscal year,

if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders.

(a)

The Company's annual meeting of shareholders was held on May 10, 2012 at the Company's corporate offices. As of the record date, there were a total of 27,781,594 shares of Common Stock outstanding and entitled to vote at the annual meeting. At the annual meeting, 25,451,174 shares of Common Stock were represented in person or by proxy; therefore, a quorum was present.

(b)

Set forth below are the matters acted upon by the Company's shareholders at the annual meeting and the final voting results on each such matter.

(1)  The nominee named below was elected to serve as a member of the Board of Directors of the Company for a three-year term until the 2015 annual meeting of shareholders and until his successor is duly elected and qualified, and the voting results were as follows:

Nominee	Votes For	Withheld	Broker Non-Votes
Robert T. Webb	18,431,856	1,230,319	5,761,523

(2)

An amendment to the Company's Articles of Incorporation to increase the number of authorized shares from 40,000,000 to 100,000,000 required the affirmative vote of 66.67% of the outstanding shares to be approved.  While the amendment received 68.85% of the votes cast, it received 63.08% of the outstanding shares, which was not enough for approval.

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,525,428	7,380,116	545,630

(3)  The adoption of the 2012 Stock Incentive Plan was approved with the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,689,790	2,933,175	66,686	5,761,523

(4)

The compensation paid to NHI's named executive officers was approved with the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
16,365,869	3,165,745	158,037	5,761,523

(5)

The selection of BDO USA, LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2012 was ratified, and the voting results were as follows:

Votes For	Votes Against	Abstentions
25,300,520	104,688	45,966

(6)

The shareholder proposal requesting that the Board amend the Company's articles of incorporation and/or bylaws to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast in uncontested elections was approved with the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
12,357,450	736,426	6,595,775	5,761,523

This proposal, which is advisory in nature, requests that the Board of Directors initiate a process to provide for a majority vote for uncontested elections of directors. The Board of Directors will take into consideration the shareholder approval of this shareholder proposal in deciding what actions, if any, to initiate with respect to the election of directors by majority vote. Any such action will require Board of Director approval and an amendment to the Company's governance documents.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL HEALTH INVESTORS, INC.

By:

/s/ Roger Hopkins

Name:

Roger Hopkins

Title:

Principal Accounting Officer

Date:

May 14, 2012